UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23213

USCF MUTUAL FUNDS TRUST

(Exact name of registrant as specified in charter)

1999 Harrison Street, Suite 1530, Oakland, California 94612

(Address of principal executive offices)(Zip code)

USCF Advisers LLC

Mr. Stuart P. Crumbaugh

1999 Harrison Street, Suite 1530

Oakland, California 94612

(Name and address of Agent for service)

Registrant’s telephone number, including area code: (510) 522-9600

Date of fiscal year end: June 30

Date of reporting period: June 30, 2017

ITEM 1. REPORT TO SHAREHOLDERS

The following is a copy of the Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30e-1).

USCF MUTUAL FUNDS TRUST
TABLE OF CONTENTS

LETTER TO SHAREHOLDERS

USCF COMMODITY STRATEGY FUND

Welcome to the inaugural commentary for the USCF Commodity Strategy Fund! The USCF Commodity Strategy Fund (the “Fund”) launched on March 31st of this year with two initial share classes (A-Shares: USCFX; I-Shares USCIX).

While the mutual fund has only been in operation for three months, it utilizes the same benchmark as our popular broad commodity ETF, the United States Commodity Index Fund (USCI). That benchmark is the SummerHaven Dynamic Commodity Index Total ReturnSM (SDCITR).

The SDCITR is a 3rd generation commodity index. 1st generation indices provided exposure to commodity futures based on each contract’s importance to the global economy. This they did—and continue to do—well. However, since these early indices were designed purely to represent the market, they left some investable opportunities on the table. Furthermore, some of these early indices are heavily weighted towards the energy sector. 2nd generation indices introduced some systematic innovations which led to minor improvements.

3rd generation indices take advantage of the unique attributes of commodity markets. For example, commodities have very low correlation with one another, unlike the stocks in an equity index which tend to move together the majority of the time. While crude oil and gasoline may move together, there’s no reason that crude, cocoa, and cotton should. In fact there’s just as many reasons for these contracts to move apart than together. If we can identify those commodities that have a higher probability to outperform over time, and reject commodities with a higher probability to underperform, then we’ve found a very compelling way to participate in commodity markets for the long-term. That’s exactly what the Fund attempts to provide.

Based on years of historical research, the fund uses fundamental signals to diversify its holdings in all the main commodity sectors – energy, industrial metals, precious metals, agriculture: livestock, softs, and grains. The fund reconstitutes each month so that it continues to take advantage of the opportunities in the various commodities sectors.

Sometimes, 1st and 2nd generation commodity indices will beat the Fund, particularly if other indexes/funds have a heavier weight to energy when energy does well. But over the long run, the Fund is designed to give investors dynamic exposure. Put another way, the Fund seeks to give you commodity exposure in using a rules based methodology.

Commodities generally declined in Q2, and 19 out of 27 commodities in the SDCITR universe declined in price during Q2. The best performing sector for Q2 was livestock (up 12%). The two best commodities were lead (up 16%) and aluminum (up 15%). The worst performing sectors were softs (down 12%) and energy (down 10%). The worst overall commodity was sugar (down 20%).

3	Annual Report June 30, 2017

During the 3 months the Fund was public, Class A (USCFX) declined by 2.04%. Class I (USCIX) declined by 1.96%. The SDCITR declined by 1.46%. The variance in performance is primarily due to expenses.

In comparison to some of the other common broad basket commodity indexes, the Bloomberg Commodity Index was down 3.00% and the S&P GSCI was down 5.46%. The Fund had less portfolio exposure to energy, which helped to avoid the sector-wide downturn. The Fund also held as much as twice the amount in livestock than what is comprised in the other indices, which had significant positive returns.

We will discuss commodity markets, commodity investing, and other topics in future notes. For now, USCF is proud to offer the USCF Commodity Strategy Fund to investors. Commodities offer diversification, protection from inflation, and the potential for equity-like returns with equity like volatility. Additionally, over the long-term commodities have low correlation to stocks and negative correlation to bonds. We believe investors seeking these benefits in a commodity allocation may find the USCF Commodity Strategy Fund to be a satisfying choice.

The views expressed in this letter are those of the author and are subject to change.

Definitions:

SummerHaven Dynamic Commodity Index Total ReturnSM (SDCITR) – is an index designed to reflect the performance of a portfolio of 14 commodity futures. The index is reconstructed each month from 27 possible futures contracts. The 14 selected contracts are equally weighted and represent six sectors: Energy (WTI crude oil, Brent crude oil, natural gas, heating oil, gasoil, RBOB gasoline), Precious Metals (gold, silver, platinum), Industrial Metals (aluminum, copper, lead, nickel, tin, zinc), Grains (corn, soybeans, soybean meal, soybean oil, wheat), Livestock (live cattle, feeder cattle, lean hogs) and Softs (coffee, cocoa, cotton and sugar).

Bloomberg Commodity Index Total Return (BCOM TR) – is an index that tracks the performance of 22 broadly diversified commodity futures contracts. Prior to July 1, 2014, BCOM was known as the Dow Jones-UBS Commodity Index.

S&P Goldman Sachs Commodity Index Total Return® (SPGSCI TR) – is a composite index representing the unleveraged, long-only performance of a diversified group of commodity futures contracts. The returns are calculated on a fully collateralized basis with full reinvestment.

4

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investments returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than the original cost. Gross/net expenses for Class A and Class I shares are 3.94%/1.30%, and 3.69%/0.95% respectively. Actual Fee waiver disclosure is on page 28 of this report.

Important Considerations:

Commodity and futures trading is highly speculative and generally volatile and is not suitable for all investors.

Investing in the Fund involves risks, including the possible loss of principal. The Fund is a new fund with limited operating history and may not attract sufficient assets to achieves its investment objective. Commodities contain a heightened risk including market and price movements that are outside the Fund’s control and may be influenced by weather and climate conditions, livestock disease, war, terrorism, political conflicts and economic event, interest rates, currency exchange rates, U.S. and non-U.S. government regulation and taxation. Investing in derivatives, including futures and swaps, entails risks relating to liquidity, counterparty, leverage and credit that may reduce return and increase volatility. Investments held in U.S. government securities and money market instruments can suffer losses. The Fund is exposed to non-diversification risk which results from the Fund’s direct or indirect investment in commodities and futures contracts that are economically identical or substantially similar. For more information about these and other risks including correlation and specific risks regarding each commodity sector and the investment in the Subsidiary, please read the Fund’s prospectus.

The SDCI is unmanaged and does not reflect the deduction of any fees, expenses or taxes; individuals cannot invest directly in an Index.

This investment is not suitable for all investors. Funds that focus on a single sector generally experience greater volatility.

5	Annual Report June 30, 2017

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE USCF MUTUAL FUNDS TRUST – USCF COMMODITY STRATEGY FUND, SUMMERHAVEN DYNAMIC COMMODITY INDEX TOTAL RETURNSM1, BLOOMBERG COMMODITY INDEX TOTAL RETURNSM2 AND S&P GOLDMAN SACHS COMMODITY INDEX TOTAL RETURN®3 FROM MARCH 31, 2017 (INCEPTION DATE)* TO JUNE 30, 2017.

The following graph shows the value as of June 30, 2017, of a $10,000 investment made on March 30, 2017 (commencement of operations) in Class I Shares. For comparative purposes, the performance of the Fund’s benchmark, SummerHaven Dynamic Commodity Index Total ReturnSM (SDCITR) and the performance of [other benchmark] are shown. Performance of Class A Shares will vary from Class I Shares due to differences in class specific fees and any applicable sales charges.

Fund’s Since Inception Return (3/31/2017)
USCF Commodity Strategy Fund (Class A) No Load	(2.04)%
USCF Commodity Strategy Fund (Class A) With Load	(6.94)%
USCF Commodity Strategy Fund (Class I)	(1.96)%
SummerHaven Dynamic Commodity Index Total ReturnSM1	(1.46)%
Bloomberg Commodity Index Total ReturnSM2	(3.00)%
S&P Goldman Sachs Commodity Index Total Return®3	(5.46)%

*	The Fund’s performance inception date is March 31, 2017. The Fund started accruing expenses and commenced operations on March 30, 2017.

6

[1]	The SummerHaven Dynamic Commodity Index Total Return (SDCITR) is an index designed to reflect the performance of a fully margined and collateralized portfolio of exchange-traded commodities futures contracts. The total return of the SDCITR is based upon the market price movements of its component futures contracts and the return on the hypothetical investments used to collateralize those futures contracts. At any time, the SDCITR is comprised of 14 commodity futures contracts (the “Component Futures Contracts”), weighted equally by notional amount, selected each month based upon a universe of 27 eligible commodities and futures contracts for those commodities. The eligible futures contracts are traded on the Futures Exchanges in major industrialized countries, and typically have active and liquid markets. As of December 31, 2016, the universe of eligible commodities, categorized into six commodity sectors, including: energy, precious metals, industrial metals, grains, softs, and livestock. The SDCITR is rules-based and reconstituted and rebalanced monthly using quantitative formulas, subject to the constraint that each of the six commodity sectors above must be represented by at least one Component Futures Contract.
[2]	The Bloomberg Commodity Index Total Returnsm (BCOM) is an index that tracks the performance of 22 broadly diversified commodity futures contracts. Prior to July 1, 2014, BCOM was known as the Dow Jones-UBS Commodity Index.
[3]	The S&P Goldman Sachs Commodity Index Total Return® (SPGSCI) is a composite index representing the unleveraged, long-only performance of a diversified group of commodity futures contracts. The returns are calculated on a fully collateralized basis with full reinvestment.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investments returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than the original cost.

7	Annual Report June 30, 2017

DISCLOSURE OF FUND EXPENSES (unaudited)

As a shareholder of the Fund, a series of the USCF Mutual Funds Trust (the “Trust”), you may incur two potential types of costs: (1) transaction costs, such as sales loads, and (2) ongoing costs, including management fees, distribution and service fees (with respect to Class A Shares) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 31, 2017* until June 30, 2017.

Actual Expenses. The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line under each share class in the table below provides information about hypothetical account values and hypothetical net expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included your costs would have been higher.

8

USCF MUTUAL FUNDS TRUST – USCF COMMODITY STRATEGY FUND

	Beginning Account Value 3/30/17*	Ending Account Value 6/30/17	Expenses Paid During the Period (a)	Annualized Expense Ratio
Class A
Actual Fund Return	$1,000.00	$979.60	$3.22	1.30%
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,009.22	$3.26	1.30%
Class I
Actual Fund Return	$1,000.00	$980.40	$2.34	0.95%
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,010.10	$2.38	0.95%

*	Inception Date, March 31, 2017.
(a)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the classes’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (91 days) in the most recent fiscal half-year, then divided by 365 (to reflect the one-half year period).

9	Annual Report June 30, 2017

USCF MUTUAL FUNDS TRUST – USCF COMMODITY STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
AT JUNE 30, 2017

Besides the following listed futures contracts, treasury bills and time deposit of the Fund’s and it’s wholly-owned subsidiary, there were no additional investments held by the Fund at June 30, 2017.

The following futures contracts of the Fund’s wholly-owned subsidiary were open at June 30, 2017 (see Security Valuation in the Consolidated Notes to Financial Statements):

	Number of Contracts	Notional Value	Expiration Date	Unrealized Gain (Loss) on Open Commodity Contracts	% of Total Net Assets
Open Futures Contracts
Foreign Contracts
LME Nickel Futures LN August 2017 contracts	3	$167,220	Aug-17	$1,467	0.1%
LME Lead Futures LL September 2017 contracts	3	175,931	Sep-17	(3,900)	(0.2)%
LME Tin Futures LT November 2017 contracts	2	200,345	Nov-17	(1,195)	(0.1)%
LME Zinc Futures LX November 2017 contracts	2	139,013	Nov-17	(1,025)	0.0%*
ICE-US Cotton #2 Futures CT December 2017 contracts	5	182,475	Dec-17	(11,000)	(0.4)%
LME Aluminum Futures LA February 2018 contracts	4	197,625	Feb-18	(4,225)	(0.2)%
	19	1,062,609		(19,878)	(0.8)%
United States Contracts
NYMEX RBOB Gasoline Futures RB October 2017 contracts	3	185,178	Sep-17	(7,770)	(0.3)%
CME Lean Hogs Futures LH October 2017 contracts	6	163,890	Oct-17	5,190	0.2%
COMEX Gold Futures GC October 2017 contracts	1	125,380	Oct-17	(780)	0.0%*
CME Live Cattle Futures LC October 2017 contracts	4	187,090	Oct-17	(2,770)	(0.1)%
CBOT Soybean Oil Futures BO December 2017 contracts	8	156,852	Dec-17	3,180	0.1%
COMEX Copper Futures HG December 2017 contracts	3	200,037	Dec-17	4,487	0.2%
CME Feeder Cattle Futures FC January 2018 contracts	3	208,788	Jan-18	5,075	0.2%
NYMEX Natural Gas Futures NG February 2018 contracts	5	174,120	Jan-18	(7,320)	(0.3)%
	33	1,401,335		(708)	0.0%*
Total Open Futures Contracts**	52	$2,463,944		$(20,586)	(0.8)%

10

USCF MUTUAL FUNDS TRUST – USCF COMMODITY STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
AT JUNE 30, 2017 (continued)

	Principal Amount	Market Value	% of Total Net Assets
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
0.89%, 8/10/2017	$200,000	$199,803	8.1%
0.89%, 8/17/2017	200,000	199,769	8.1%
0.98%, 9/07/2017	100,000	99,816	4.1%
0.98%, 10/05/2017	200,000	199,480	8.1%
1.04%, 10/19/2017	100,000	99,684	4.1%
1.03%, 11/02/2017	100,000	99,647	4.1%
1.05%, 11/24/2017	200,000	199,152	8.1%
1.11%, 12/21/2017	100,000	99,471	4.1%
1.10%, 12/28/2017	100,000	99,453	4.1%
Total Cash Equivalents		$1,296,275	52.9%

	Face Amount	Market Value	% of Total Net Assets
Short-Term Investments			28.5%
Time Deposits			28.5%
Citibank, 0.58% due 07/03/2017	$603,228	$603,228	24.5%
Citibank, 0.58% due 07/03/2017	97,109	97,109	4.0%
Total Short-Term Investments (Cost $ 700,337)		$700,337	28.5%
Total Investments (Cost $1,976,026)(a)		$1,976,026	80.6%
Other Assets in Excess of Liabilities		475,640	19.4%
Total Net Assets		$2,451,666	100.0%

*	Position represents less than 0.05%.
**	Collateral amounted to $479,661 on open futures contracts.
(a)	The aggregate cost of investments for tax purposes was $1,976,026.

Summary of Investments by Country^
United States	100.5%
United Kingdom	(0.5)%
Total	100.0%

^    As a percentage of total investments. All securities are listed on U.S. Exchanges.

11	Annual Report June 30, 2017

USCF MUTUAL FUNDS TRUST – USCF COMMODITY STRATEGY FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2017

Assets:
Investments, at Market Value:
Cash and Cash Equivalents	$1,996,612
Net Unrealized Appreciation (Depreciation) on Open Futures Contracts	(20,586)
1,976,026
Cash	479,714
Receivables:
From Manager	94,905
Fund Shares Sold	10
Total Assets	2,550,655
Liabilities:
Payables:
Accrued Management Fees	1,576
Accrued Sub Advisor Fees	366
Accrued Distribution and Service Fees - Class A	61
Accrued Administrative Agency Fees	37,479
Accrued Miscellaneous Expenses	58,000
Variation Margin on Open Futures Contracts	1,507
Total Liabilities	98,989
Total Net Assets	$2,451,666
Net Assets Consist of:
Capital Paid In	$2,460,544
Accumulated Undistributed Net Investment Income (Loss)	—
Accumulated Net Realized Gain (Loss) on Futures Contracts	11,708
Net Unrealized Appreciation (Depreciation) on Open Futures Contracts	(20,586)
Total Net Assets	$2,451,666
Net Asset Value Per Share:
Class A
Total Net Assets	$97,994
Shares of Beneficial Interest Outstanding (Unlimited Shares of $0.001 Par Value Authorized)	4,000
Net Asset Value	$24.50
Class I
Total Net Assets	2,353,672
Shares of Beneficial Interest Outstanding (Unlimited Shares of $0.001 Par Value Authorized)	96,000
Net Asset Value	$24.52
Investments, at Cost	$1,976,026

The accompanying consolidated notes are an integral part of the financial statements.

12

USCF MUTUAL FUNDS TRUST – USCF COMMODITY STRATEGY FUND
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2017*

Investment Income:
Interest Income	$2,925
Total Investment Income	2,925

Expenses:
Management Fees	4,882
Sub Advisor Fees	366
Administrative Agency Fees	37,479
Distribution and Service Fees - Class A	61
Trustees Fees	10,500
Professional Fees	40,000
Shareholder Reporting Fees	7,500
Total Expenses	100,788
Less Fees Waived (Note 4) - Class A	(3,771)
Less Fees Waived (Note 4) - Class I	(91,134)
Net Expenses	5,883
Net Investment Income (Loss)	(2,958)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Futures Contracts	(24,800)
Net Change in Unrealized Appreciation (Depreciation) on Open Futures Contracts	(20,586)
Net Change in Realized and Unrealized Gain (Loss) on Futures Contracts	(45,386)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(48,344)

*	Inception Date, March 31, 2017.

The accompanying consolidated notes are an integral part of the financial statements.

13	Annual Report June 30, 2017

USCF MUTUAL FUNDS TRUST – USCF COMMODITY STRATEGY FUND
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED JUNE 30, 2017*

Operations:
Net Investment Income (Loss)	$(2,958)
Net Realized Gain (Loss) on Futures Contracts	(24,800)
Net Change in Unrealized Appreciation (Depreciation) on Open Futures Contracts	(20,586)
Net Increase (Decrease) in Net Assets Resulting from Operations	(48,344)
Shareholder Transactions:
Proceeds from Shares Sold - Class A	10
Proceeds from Shares Sold - Class I	2,400,000
Shares Issued as Reinvestment of Dividends and Distributions - Class A	—
Shares Issued as Reinvestment of Dividends and Distributions - Class I	—
Cost of Shares Redeemed - Class A	—
Cost of Shares Redeemed - Class I	—
Net Increase (Decrease) in Net Assets from Shares Transactions	2,400,010
Net Increase (Decrease) in Net Assets	2,351,666
Net Assets:
Beginning of Period	100,000
End of Period[1]	$2,451,666
[1]Includes Accumulated Undistributed Net Investment Income (Loss) of:	$—
Changes in Shares Outstanding:
Class A
Shares Outstanding, Beginning of Period	4,000 *
Shares Issued	—
Shares Issued in Reinvestment of Dividends and Distributions	—
Shares Redeemed	—
Shares Outstanding, End of Period	4,000
Class I
Shares Outstanding, Beginning of Period	— *
Shares Issued	96,000
Shares Issued in Reinvestment of Dividends and Distributions	—
Shares Redeemed	—
Shares Outstanding, End of Period	96,000

*	Inception Date, March 31, 2017.

The accompanying consolidated notes are an integral part of the financial statements.

14

USCF MUTUAL FUNDS TRUST – USCF COMMODITY STRATEGY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Class A
	For the Period Ended June 30, 2017*
Net Asset Value, Beginning of Period	$25.00
Income (Loss) from Operations:
Net Investment Income (Loss)(a)	(0.05)
Net Realized and Unrealized Gain (Loss)	(0.45)
Total Income (Loss) from Operations	(0.50)
Net Asset Value, End of Period	$24.50

Total Return(b)	(2.04)%
Net Assets, End of Period (thousands)	$98
Ratios of Average Net Assets:
Gross Expenses	16.76	%**
Net Expenses	1.30	%**
Net Investment Income (Loss)	(0.84	)%**
Portfolio Turnover Rate(c)	15%

*	Inception Date, March 31, 2017.
**	Annualized.
(a)	Per share amounts have been calculated using the average shares method.
(b)	Total Return may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(c)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

The accompanying consolidated notes are an integral part of the financial statements.

15	Annual Report June 30, 2017

USCF MUTUAL FUNDS TRUST – USCF COMMODITY STRATEGY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Class I
	For the Period Ended June 30, 2017*
Net Asset Value, Beginning of Period	$25.00
Income (Loss) from Operations:
Net Investment Income (Loss)(a)	(0.03)
Net Realized and Unrealized Gain (Loss)	(0.45)
Total Income (Loss) from Operations	(0.48)
Net Asset Value, End of Period	$24.52

Total Return(b)	(1.96)%
Net Assets, End of Period (thousands)	$2,354
Ratios of Average Net Assets:
Gross Expenses	16.50	%**
Net Expenses	0.95	%**
Net Investment Income (Loss)	(0.49	)%**
Portfolio Turnover Rate(c)	15%

*	Inception Date, March 31, 2017.
**	Annualized.
(a)	Per share amounts have been calculated using the average shares method.
(b)	Total Return may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(c)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

The accompanying consolidated notes are an integral part of the financial statements.

16

USCF MUTUAL FUNDS TRUST
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2017

NOTE 1 – ORGANIZATION

The USCF Mutual Funds Trust (the “Trust”) is a Delaware statutory trust formed on July 11, 2016. The Trust is authorized to have multiple segregated series or portfolios, and may establish additional series or portfolios in the future. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of one investment portfolio: the USCF Commodity Strategy Fund (the “Fund”). The Fund currently offers two classes of shares: Class A and Class I. The Fund may offer additional classes of shares in the future. The Fund issues shares of beneficial interest with $0.001 par value. The Fund is managed by USCF Advisers LLC (the “Adviser”). The Adviser has been registered as an investment adviser with the Securities Exchange Commission (the “SEC”) since July 1, 2014 and is a wholly-owned subsidiary of Wainwright Holdings, Inc.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which require the use of estimates and assumptions to be made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Basis of Presentation

The financial statements have been prepared in conformity with GAAP as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”). The Fund is an investment company and follows the accounting and reporting guidance in FASB Topic 946.

Calculation of Net Asset Value Per Share

The Fund’s share price is its Net Asset Value (“NAV”) per share. The Fund determines the NAV per share of each class by dividing the Fund’s net assets (i.e., its assets less liabilities) by the total number of outstanding shares of that class.

17	Annual Report June 30, 2017

The Fund’s NAV is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. Eastern Time, each day the NYSE is open for business (each, a “Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. NYSE holiday schedules are subject to change without notice.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Holdings that may be valued using “fair value” pricing may include, but are not limited to, holdings for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), holdings subject to non-U.S. investment limits or currency controls, and holdings affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a holding trades but before the Fund’s next NAV calculation time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of holdings used by the Fund to calculate its NAV may differ from quoted or published prices for the same holdings.

The value of the Fund’s assets that trade in markets outside the United States may fluctuate on days that foreign markets are open (which may include non-Business Days). As such, the value of the Fund’s investments may change on days when you will not be able to purchase or redeem Fund shares.

Security Valuation:

i. Treasuries

The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

18

ii. Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following tables summarize the valuation of securities at June 30, 2017, using the fair value hierarchy:

At June 30, 2017	Total	Level 1	Level 2	Level 3
Investments
Cash Equivalents:
United States Treasury Obligations	$1,296,275	$1,296,275	$—	$—
Time Deposits	700,337	—	700,337	—
Total Cash Equivalents, at value	$1,996,612	$1,296,275	$700,337	$—
Other Financial Instruments
Assets
Open Futures Contracts	$19,399	$19,399	$—	$—
Liabilities
Open Futures Contracts	$(39,985)	$(39,985)	$—	$—
Total Other Financial Instruments	$(20,586)	$(20,586)	$—	$—
Total Investments	$1,976,026	$1,275,689	$700,337	$—

19	Annual Report June 30, 2017

For the period ended June 30, 2017, the Fund did not have any transfers between Level 1, Level 2 and Level 3 securities.

The Fund adopted the provisions of Accounting Standards Codification 815 – Derivatives and Hedging, which require presentation of qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivatives.

Fair Value of Derivative Instruments
Derivatives not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities	Fair Value At June 30, 2017
Open Futures Contracts	Assets	$(20,586)

The Effect of Derivative Instruments on the Consolidated Statement of Operations

		For the Period Ended June 30, 2017*
Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized to Income	Realized Gain (Loss) on Derivatives Recognized to Income	Change in Unrealized Gain (Loss) on Derivatives Recognized to Income
Open Futures Contracts	Net Realized Gain (Loss) on Futures Contracts	$(24,800)

	Net Change in Unrealized Appreciation (Depreciation) on Open Futures Contracts		$(20,586)

*Inception Date, March 31, 2017.

Income

Dividend income is recorded on the ex-dividend date, as soon as information is available to the Fund. Distributions to shareholders, which are determined in accordance with income tax regulations, are also recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

As of and during the period ended June 30, 2017, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files income tax returns in the U.S. federal jurisdiction and Delaware.

The Fund follows ASC 740 “Income Taxes”, which requires that the financial statements effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements.

20

Federal and Other Taxes

It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of June 30, 2017, attributable to adjustments from the Subsidiary, were reclassified to the following accounts:

Capital Paid In	$(39,466)
Undistributed (Distribution in Excess) Net Investment Income	$2,958
Undistributed (Accumulated) Net Realized Gain (Loss)	$36,508

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken with the 2017 initial year tax return. The Fund’s federal tax return is subject to examination by the IRS for three subsequent fiscal years.

Inception date, March 31, 2017.

Dividends and Distributions

Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act.

Indemnification

The Trust will indemnify its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

21	Annual Report June 30, 2017

Other

The Fund follows industry practice and records security transactions on the trade date.

NOTE 3 – PRINCIPAL RISKS

i. Cayman Subsidiary

USCF Cayman Commodity 1 (“The Subsidiary”) is an exempted company incorporated under the laws of the Cayman Islands and is a wholly-owned subsidiary of the Fund. The Subsidiary allows the Fund to gain exposure to certain types of commodity-linked derivative instruments and satisfy regulated investment company tax requirements. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The accompanying Consolidated Schedule of Investments and Consolidated Financial Statements include the positions and accounts of the Subsidiary. All inter-fund balances and transactions, if any, have been eliminated in consolidation.

As of June 30, 2017, the Fund and the Subsidiary net assets were as follows:

Total Net Assets	Subsidiary Net Assets	% of Fund Represented by Subsidiary’s Net Assets
$ 2,451,666	$ 484,731	19.8%

ii. Commodity Interests and Other Derivatives

The Fund invests, either directly or indirectly, in a fully margined and collateralized portfolio of futures contracts. Although the Fund may invest in futures contracts directly, the Fund invests in futures contracts primarily through its wholly-owned subsidiary incorporated in the Cayman Islands, the Subsidiary. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. The Fund’s portfolio of futures contracts will generally consist of the Component Futures Contracts, in proportionally equal weights by notional amount as the SummerHaven Dynamic Commodity Index Total Return (“SDCITR”). The Fund’s portfolio of futures contracts is rebalanced on an ongoing basis to reflect the changing composition of the SDCITR. The Fund may also invest in other futures contracts that are economically identical or substantially similar to the Component Futures Contracts. In addition, to obtain the portfolio managers’ desired exposure to commodities markets for the Component Futures Contracts or to help track the SDCITR, the Fund may also invest, directly or indirectly through the Subsidiary, in derivative instruments such as cash-settled options, forward contracts, options on futures contracts, cleared swap contracts, swap contracts other than cleared swap contracts, and other options and swaps (collectively with the Component Futures Contracts, “Commodity Interests”). Investing in commodities or other derivative instruments in this manner carries risks. The Fund’s exposure to the commodities markets and derivatives may subject the Fund to greater volatility than investments in traditional securities. The value of Commodity Interests and other derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity.

22

Commodity Contracts – The Fund may purchase and sell commodity contracts in the form of forwards, futures, and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions; and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws. The Fund may also invest in other instruments related to commodities, including structured notes, and securities of commodities finance and operating companies. In the commodity futures market, there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures with respect to that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Futures and Options on Futures – The Fund may purchase futures and options on futures. A commodities futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

23	Annual Report June 30, 2017

The Fund may purchase and sell futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant (“FCM”) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits.

A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

24

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may purchase futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Fund. When the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities in an account with the FCM.

When the Fund invests in Commodity Interests (including swaps), it may be required to segregate cash and/or liquid securities to the extent the Fund’s obligations are not covered or otherwise offset. Generally, if the Fund does not cover its obligations to pay or deliver securities or other assets, the Fund will segregate cash or liquid securities in an amount at least equal to the current amount of the obligation. With respect to investments in futures contracts, the Fund will deposit initial margin and any applicable daily variation margin in addition to segregating cash or liquid securities sufficient to satisfy its obligation to purchase or provide securities or currencies, or to pay the amount owed at the contract’s expiration.

25	Annual Report June 30, 2017

Swaps – The Fund may enter into swap agreements and options on swap agreements. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular investment, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities or investments representing a particular index. Swaps can also be based on credit and other events.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require the Fund to incur increased expenses. When the Fund enters into a cleared swap, it must deliver initial margin to the central counterparty (via the FCM). During the term of the swap agreement, a variation margin amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional variation margin payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional variation margin to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

26

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

An option on a swap agreement generally is an over-the-counter option that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When the Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

NOTE 4 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Adviser

The Adviser serves as investment adviser to the Fund and as such has overall responsibility for the general management and administration of the Trust pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Adviser. The Adviser provides an investment program for the Fund and manages the investment of the Fund’s assets. The Sub-Adviser, SummerHaven (the “Sub-Adviser”) assists the Advisor in the management of the Subsidiary’s investments in Commodity Interests.

The Adviser bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of the Fund shares. As compensation for its services and its assumption of certain expenses, the Fund pays the Adviser a management fee, which is calculated daily and paid monthly, equal to 0.80% of the Fund’s average daily net assets. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

27	Annual Report June 30, 2017

The Adviser also serves as investment adviser to the Subsidiary pursuant to an Investment Advisory Agreement (the “Subsidiary Investment Advisory Agreement”). SummerHaven provides services to the Subsidiary pursuant to a Sub-Advisory Agreement (the “Subsidiary Sub-Advisory Agreement”). The Advisory Agreement, the Subsidiary Investment Advisory Agreement, and the Subsidiary Sub-Advisory Agreement were approved by the Board at the October 13, 2016 meeting of the Board.

Expense Limitation Agreement

The Adviser has entered into the Expense Limitation Agreement with the Fund under which the Adviser has agreed to waive and/or reimburse fees or pay Fund expenses in order to limit the Fund’s Total Annual Operating Expenses (excluding interest expenses, taxes, brokerage commissions, expenses that are capitalized in accordance with generally accepted accounting principles, expenses related to short sales, acquired fund fees and expenses, and extraordinary expenses) to 1.30% and 0.95% of the Fund’s average daily net assets for the Class A and Class I share classes, respectively. This agreement (the “Expense Limitation Agreement”) is in effect through July 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Fund will not be obligated to reimburse any such waived fees or expenses more than three years after the date on which the fees or expenses were waived or reimbursed. The Expense Limitation Agreement may not be terminated or modified prior to July 31, 2018 except with the approval of the Board.

The Adviser may terminate the Expense Limitation Agreement at any time after July 31, 2018, but upon not less than 90 days’ notice to the Board. The terms of the Expense Limitation Agreement may be revised upon renewal, if renewed. The Adviser is permitted to recoup from the Fund previously waived fees or reimbursed expenses for three years from the date on which the fees were waived or expenses reimbursed, as long as such recoupment does not cause such Fund’s operating expenses to exceed the expense cap that was applicable during the period in which the fees were waived or expenses were reimbursed.

As of June 30, 2017, the recoupment amount of the expenses to the Adviser is as follows:

Accrued in Fiscal Year:	Amount Eligible:	Amount Recouped:	Amount Expires:
2017	$ 94,905	$ 0	2020

28

Administrator and Custodian

Brown Brothers Harriman & Company (“BBH”) serves as the administrator and custodian for the Fund. Under the Administrative Agency Agreement with the Trust, BBH performs certain administrative, accounting and dividend disbursing services for the Fund and prepares certain reports filed with the U.S. Securities and Exchange Commission (“SEC”) on behalf of the Trust and the Fund. Under the Custodian Agreement with the Trust, BBH maintains in separate accounts: cash, securities and other assets of the Fund; keeps all necessary accounts and records, and provides other services. BBH is required, upon the order of the Trust, to deliver securities held by BBH and to make payments for securities purchased by the Trust for the Fund. As compensation for the foregoing services, BBH receives certain out-of-pocket costs, transaction fees, and asset-based fees, which are charged to the Fund.

Fund Transfer Agent

ALPS Fund Services, Inc. serves as the Fund’s transfer agent.

Buying and Selling Fund Shares

In general, you may purchase, redeem, or exchange shares of the Fund on any business day, which is any day the NYSE is open for business, by written request via mail (USCF Commodity Strategy Fund, P.O. Box 1920, Denver, CO 80201), or by telephone at 1(844) 312-2114, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The minimum initial and subsequent investment amounts are shown below:

For Class A Shares
To open an account	$1,000
To add to an account	$250
For Class I Shares
To open an account	$100,000
To add to an account	None

Distributor

ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the principal underwriter of the Fund’s shares. The Distributor is obligated to sell the shares of the Fund only on a best efforts basis against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Funds in Creation Basket aggregations. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority. Fees under the Distribution Agreement are paid by the Adviser. The Adviser may, from time to time and from its own resources, make other distribution-related payments to the Distributor or other persons.

29	Annual Report June 30, 2017

Licensing Agreement

The SummerHaven Index Management LLC (the “SHIM”), an affiliate of the Sub-Adviser, owns and maintains the SDCITR. The Adviser and SHIM have entered into a licensing agreement for the Fund’s use of the SDCITR, for which the Adviser pays SHIM a licensing fee. The licensing fee is separate from the management fee paid to SummerHaven for sub-advisory services provided to the Subsidiary.

NOTE 5 – INVESTMENT TRANSACTIONS – PURCHASES AND SALES

During the period ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and in-kind transactions) were $600,000 and $70,000, respectively.

NOTE 6 – DISTRIBUTIONS AND TAXES

It is the Fund’s policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no federal income tax provision is required.

Income distributions and capital gain distributions are determined in accordance with tax regulations, which may differ from GAAP.

NOTE 7 – BENEFICIAL OWNERSHIP

Certain owners of the Adviser are also owners and/or trustees of the Fund. These individuals may receive benefits from any management fees paid to the Adviser.

NOTE 8 – DIVIDEND AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal period ended June 30, 2017, were from Ordinary Income and Capital Gains in the amounts as follows:

Ordinary Income	Capital Gains
$—	$—

30

As of June 30, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed Ordinary Income – Net	$—
Accumulated Capital and Other Gain (Loss)	(11,708)
Other Book/Tax Temporary Differences	11,708
Unrealized Appreciation (Depreciation)	(8,878)
Total Accumulated Earnings/(Losses) – Net	$(8,878)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax adjustments from the Subsidiary.

Inception date, March 31, 2017.

NOTE 9 – CAPITAL LOSS CARRY FORWARD

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.

As of June 30, 2017, the Fund did not generate a net capital loss carryforward.

NOTE 10 – TRUSTEES FEES

The Trust compensates each Trustee who is not an employee of the Adviser. Total Trustees’ fees are allocated to the Fund. Prior to the Fund’s commencement of operations, no payments were made to the Trustees during the organization of the Fund. Such payments were made as part of the organization and offering costs of the Fund, which were borne by the Adviser.

NOTE 11 – CASH MANAGEMENT TRANSACTIONS

The Fund subscribes to BBH Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Fund’s cash balances into overnight offshore time deposits with either BBH’s Grand Cayman branch or branches of pre-approved world class commercial banks. This fully automated program allows the Fund to earn interest on cash balances.

Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction including, but not limited to, freeze, seizure, or diminution. The Fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the BBH CMS are accounted for on a cost basis, which approximates market value.

31	Annual Report June 30, 2017

NOTE 12 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The compliance date for the Rule is August 1, 2017.

In December 2016, the Financial Accounting Standards Board (“FASB”) released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016.

The Rule was adopted to modernize the reporting of information by registered investment companies. It is designed to improve the quality and type of information that all funds provide to the SEC and investors. Among other things, the Rule requires that portfolio wide and position-level information and census information be provided in a “structured data format,” which will allow the SEC to more effectively analyze the data to respond to market and fund- specific events. There are four main components of the Rule: adoption of Form N-PORT for reporting portfolio-wide and position-level information, and the rescission of Form N-Q; adoption of Form N-CEN, for reporting census-type information, and the rescission of Form N-SAR; amendments to Regulation S-X to require (among other changes) standardized reporting of derivatives holdings in a fund’s financial statements; and amendments to Forms N-1A, N-3 and N-CSR to require certain disclosures regarding a fund’s securities lending activities. Compliance dates for the Rule are August 1, 2017 for Regulation S-X, Forms N-1A, N-3 and N-CSR amendments; June 1, 2018 for From N-CEN and June 1, 2019 for Form N-PORT as the Funds have less than $1 billion in assets.

Management is currently evaluating the implications of above announcements and their impact on financial statement disclosures.

NOTE 13 – SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

32

NOTE 14 – QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 1(800) 920-0259 and on the SEC’s website at www.sec.gov. You may also receive a copy of Form N-Q, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

33	Annual Report June 30, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Trustees of
USCF Mutual Funds Trust

We have audited the accompanying consolidated statement of assets and liabilities of USCF Commodity Strategy Fund and Subsidiary (the initial series of the USCF Mutual Funds Trust) (the “Fund”), including the consolidated schedule of investments, as of June 30, 2017, and the related consolidated statements of operations, changes in net assets and financial highlights for the period from March 31, 2017 (inception) to June 30, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of USCF Commodity Strategy Fund and Subsidiary as of June 30, 2017, and the results of its operations, changes in net assets and financial highlights for the period from March 31, 2017 (inception) to June 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Greenwood Village, Colorado
August 28, 2017

34

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Approval of the Investment Advisory Agreements Appointing the Adviser as Investment Adviser to the Fund and the Subsidiary

In considering the approval of the Advisory Agreement and the Subsidiary Investment Advisory Agreement (the “Investment Advisory Agreements”), the Board took into account all the materials provided prior to and during the meeting of the Board on October 13, 2016 (the “Meeting”), the presentations made during the Meeting, and the comprehensive discussions during the Meeting. In its consideration of each Investment Advisory Agreement, the Board—including the Trustees who are not interested persons of the Trust (the “Independent Trustees”), as the term “interested person” is defined in Section 2(a)(19) of the 1940 Act—did not identify any single factor as all-important or controlling.

Nature, Extent, and Quality of Services. The Board examined the nature, extent, and quality of the services to be provided by the Adviser to the Fund and the Subsidiary under each of the Investment Advisory Agreements. The Board considered the written information provided to the Board prior to and during the Meeting, including information provided by the Adviser in response to the Board’s requests for information. The Board also considered the presentation given by the Adviser, during which the Adviser discussed its business and the proposed operations of the Fund and the Subsidiary. The Board considered the Adviser’s investment management process, including its commodity strategy capabilities; the Adviser’s experience advising USCF ETF Trust and accounts with investment strategies similar to the Fund and the Subsidiary; the experience and capability of the Adviser’s senior management and other key personnel, including the Fund’s portfolio managers; the Adviser’s overall financial strength; and the quality of the Adviser’s compliance program. In addition to investment management services, the Board also considered the nature, extent, and quality of administrative, compliance, legal, and shareholder services that would be provided by the Adviser to the Fund and the Subsidiary under the Investment Advisory Agreements and other agreements. The Board concluded that the nature, extent, and quality of the services to be provided by the Adviser under each of the Investment Advisory Agreements would benefit the Fund, the Subsidiary, and the Fund’s shareholders.

Investment Performance. With respect to performance, neither the Fund nor the Subsidiary had a history of operations at the time of the Meeting. The Board considered the performance of the Fund’s and the Subsidiary’s investment benchmarks, as well as the manner in which the Adviser proposed to manage the Fund and the Subsidiary. The Board also considered the performance the USCF ETF Trust and other accounts managed by the Adviser with similar investment strategies as the Fund and the Subsidiary. The Board also discussed the background and experience of the Fund’s proposed portfolio managers. The Board concluded that based on the experience of the Adviser and the Fund’s proposed portfolio managers, including their extensive backgrounds in commodity strategies, that the Adviser had a reasonable expectation of delivering acceptable performance to Fund shareholders.

35	Annual Report June 30, 2017

Fees and Expenses. The Board reviewed the proposed advisory fee schedule for the Fund and noted that there would not be a separate advisory fee charged at the Subsidiary level. The Board compared the proposed advisory fee to the advisory fee of other funds managed by the Adviser and other funds with similar investment strategies as the Fund. The Board noted that the Adviser agreed to waive fees and/or reimburse expenses for the Fund’s Class A and Class I shares for at least 16 months following the effective date of the Fund’s registration statement. The Board considered how this agreement would affect the expenses borne by Fund shareholders. The Board concluded that the Fund’s proposed advisory fee, as well as the overall projected expense ratio, was acceptable in light of the quality of the services the Fund and the Subsidiary expected to receive from the Adviser and the level of fees paid by similar funds.

Economies of Scale. The Board considered whether there would be economies of scale with respect of the management of the Fund and the Subsidiary. It was the consensus of the Board that based on the anticipated size of the Fund and the Subsidiary for the initial two years of the Investment Advisory Agreements, economies of scale was not a relevant consideration at the time of the Meeting.

Profitability. The Board considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund and the Subsidiary, and whether the amount of profit would be a fair entrepreneurial profit for the management of the Fund and the Subsidiary. The Board also considered the Fund’s and the Subsidiary’s estimated operating expenses and the expected impact of the Expense Limitation Agreement on the Adviser’s profits. The Board concluded that the Adviser’s expected level of profitability from its relationship with the Fund and the Subsidiary was not excessive.

Collateral Benefits. The Board considered whether the Adviser or its affiliates may receive other benefits as a result of the Adviser’s proposed relationship with the Trust, the Fund, and the Subsidiary. The Board considered that the Adviser was not affiliated with any of the Fund’s or the Subsidiary’s proposed service providers, and therefore would not benefit from those contractual relationships. The Board also considered portfolio trading practices, noting that the Adviser was not affiliated with any broker-dealer that would execute portfolio transactions on behalf of the Fund or the Subsidiary and would not receive the benefit of research provided by any such broker-dealer. As such, the Board concluded that the Adviser and its affiliates would not receive collateral benefits that would materially affect the reasonableness of the proposed advisory fees under the Investment Advisory Agreements.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Investment Advisory Agreements, the Board, including the Independent Trustees, concluded that the advisory fee structures were reasonable and, in light of the matters that the Trustees have considered to be relevant in the exercise of their reasonable judgment, approved the Investment Advisory Agreements.

36

Approval of the Subsidiary Sub-Advisory Agreement Appointing SummerHaven as the Sub-Adviser to the Subsidiary

In considering the approval of the Subsidiary Sub-Advisory Agreement, the Board took into account all the materials provided prior to and during the Meeting, the presentations made during the Meeting, and the comprehensive discussions during the Meeting. In its consideration of the Subsidiary Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling.

Nature, Extent, and Quality of Services. The Board examined the nature, extent, and quality of the services to be provided by SummerHaven to the Subsidiary under the Subsidiary Sub-Advisory Agreement. The Board considered the written information provided to the Board prior to and during the Meeting, including information provided by SummerHaven in response to the Board’s requests for information. The Board also considered the presentation given by SummerHaven, during which SummerHaven discussed its operations and the commodity-trading services that it would provide to the Subsidiary. The Board considered SummerHaven’s experience advising affiliated funds and other accounts with investment strategies similar to the Subsidiary; the experience and capability of SummerHaven’s senior management and other key personnel regarding commodity trading; SummerHaven’s overall financial strength; and the quality of SummerHaven’s compliance program. The Board concluded that the nature, extent, and quality of the services to be provided by SummerHaven under the Subsidiary Sub-Advisory Agreement would benefit the Subsidiary and, as a result, the Fund and the Fund’s shareholders.

Investment Performance. With respect to performance, the Subsidiary had no history of operations at the time of the Meeting. The Board considered the performance of the SDCITR, as well as the manner in which SummerHaven proposed to manage the commodity positions of the Subsidiary. The Board also considered the performance of the other accounts managed by SummerHaven with similar investment strategies as the Subsidiary. The Board also discussed the background and experience of SummerHaven’s portfolio managers. The Board concluded that based on the experience of SummerHaven and SummerHaven’s proposed portfolio managers, including their extensive backgrounds in index and commodity strategies, that SummerHaven had a reasonable expectation of delivering acceptable performance.

Fees and Expenses. The Board reviewed the proposed fee to be paid to SummerHaven for its services to the Subsidiary. The Board concluded that the sub-advisory fees were acceptable in light of the quality of the services that the Subsidiary expected to receive from SummerHaven.

Economies of Scale. The Board considered whether there would be economies of scale with respect to the management of the Subsidiary. It was the consensus of the Board that based on the anticipated size of the Fund for the initial two years of the Subsidiary Sub-Advisory Agreement, economies of scale was not a relevant consideration at the time of the meeting.

37	Annual Report June 30, 2017

Profitability. The Board considered the anticipated profits to be realized by SummerHaven in connection with the Subsidiary Sub-Advisory Agreement, and whether the amount of profit would be a fair entrepreneurial profit for the services to be provided to the Subsidiary. When evaluating SummerHaven’s estimated profitability, the Board noted that the Subsidiary Sub-Advisory Agreement was negotiated at arms-length by the Adviser. The Board also considered the fee to be paid to an affiliate of SummerHaven pursuant to the licensing agreement between the Adviser and SHIM. The Board concluded that SummerHaven’s expected level of profitability from its relationship with the Trust was not excessive.

Collateral Benefits. The Board considered whether SummerHaven or its affiliates may receive other benefits as a result of SummerHaven’s proposed relationship with the Trust. The Board acknowledged that SHIM, an affiliate of SummerHaven, receives fees under the licensing agreement between the Adviser and SHIM, and that the Adviser relies on that agreement to use names and marks for the SDCITR in connection with the Fund. Despite this collateral benefit for SummerHaven and its affiliates arising from SummerHaven’s relationship with the Trust, the Board concluded that the proposed fee to be paid to SummerHaven was reasonable in relation to the nature, extent, and quality of services to be provided under the Subsidiary Sub-Advisory Agreement.

Conclusion. Having requested and received such information from SummerHaven as the Board believed to be reasonably necessary to evaluate the terms of the proposed Subsidiary Sub-Advisory Agreement, the Board, including the Independent Trustees, concluded that the fee to be paid to SummerHaven was reasonable and, in light of the matters that the Trustees have considered to be relevant in the exercise of their reasonable judgment, approved the Subsidiary Sub-Advisory Agreement.

38

ADDITIONAL INFORMATION (UNAUDITED)

Members of the Board and Officers of the Trust

Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations and other directorships for a minimum of the last five years, of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust and Trust Agreement.

The Chairman of the Board, Nicholas D. Gerber, and Management Trustees, Andrew F Ngim and Stuart P. Crumbaugh are interested persons of the Trust as that term is defined under Section 2(a)(19) of the 1940 Act (“Interested Trustees”) because of their affiliation with the Adviser.

Messrs. Thomas E. Gard, Jeremy Henderson, John D. Schwartz, and H. Abram Wilson, and their immediate family members have no affiliation or business connection with the Adviser or the Funds’ principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or the Funds’ principal underwriter. These Trustees are not Interested Persons of the Trust and are referred to herein as “Independent Trustees.”

The following tables present information about the Trustees and Officers. The Statement of Additional Information has additional information about the Trustees and is available without charge, upon request, by contacting the Fund at 1(800) 920-0259, or visiting: www.uscfinvestments.com.

39	Annual Report June 30, 2017

Independent Trustees

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Thomas E. Gard Year of Birth: 1959	Independent Trustee	Since 2016	Partner Armanino LLP 1995 to Present; Member of Armanino Executive Committee 2001 to 2015; Partner in Charge of Armanino LLP Audit Department December 2004-2013.	Three	N/A

Jeremy Henderson Year of Birth: 1956	Independent Trustee	Since 2016	Retired – 2007 to Present; Managing Director – Societe Generale 1991–2007.	Three	N/A

John D. Schwartz Year of Birth: 1968	Independent Trustee	Since 2016	President – Sam CLAR Office Furniture 1996-Present.	Three	N/A

H. Abram Wilson Year of Birth: 1946	Independent Trustee	Since 2016	San Ramon City, CA Councilmember 1999–2011, including Mayor of San Ramon City, CA from 2002–2009. Mr. Wilson has been retired from 2011 to the Present.	Three	N/A

40

Interested Trustees and Officers of the Trust

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Nicholas D. Gerber(3) Year of Birth: 1962	Chairman and Trustee	Since 2016	Chairman of the Board of Directors of United States Commodity Funds LLC (“USCF”) since 2005; President and Chief Executive Officer of USCF from 2005 through June 2015; Vice President of USCF since June 2015; Chief Executive Officer, President and Secretary of Concierge Technologies, Inc. since January 26, 2015; Co-founded Ameristock Corporation in March 1995, a registered investment adviser under the Investment Advisers Act of 1940 from March 1995 until January 2013;and Portfolio Manager of the Ameristock Mutual Fund, Inc. a mutual fund registered under the 1940 Act, from August 1995 to January 2013.	Three	Management Director of United States Commodity Funds LLC, which is the sponsor of a family of commodity pools whose shares are registered under the Securities Act of 1933. Chief Executive Officer, President and Secretary, Chairman of the Board of Concierge Technologies, Inc. from January 26 - Present.

John P. Love Year of Birth: 1971	President (Principal Executive Officer)	Since 2016	Chief Executive Officer and President of USCF since June 1, 2015; Senior Portfolio Manager of USCF March 2010 to June 2015; Portfolio Manager of USCF April 2006 to March 2010; President of USCF Advisers LLC since June 2015.	N/A	N/A
Stuart P. Crumbaugh(3) Year of Birth: 1963	Chief Financial Officer (Principal Accounting Officer), Treasurer, and Trustee	Since 2016	Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary of USCF Advisers LLC and United States Commodity Funds LLC from April 2015 - Present; Sikka Software Corporation – Vice President Finance and Chief Financial Officer from March 2014 to April 2015; Vice President,
Corporate Controller and Treasurer –
Auction.com, LLC December 2012 -
			December 2013; Chief Financial Officer IP Infusion, Inc., March 2011 - September 2012; Consultant January 2010 - February 2011.	Three	N/A

41	Annual Report June 30, 2017

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Andrew F Ngim(3) Year of Birth: 1960	Trustee, Vice President, Secretary, and Portfolio Manager	Since 2016	Co-founded USCF in 2005 and has served as a Management Director since May 2005 and Chief Operating Officer since September 2016;
			Portfolio Manager for the United States Commodity Index Funds Trust since January 2013; Treasurer of USCF from June 2005 – February 2012; Prior to and concurrent with his services to USCF, from January 1999 to January 2013, Mr. Ngim served as Managing Director for Ameristock Corporation which he co-founded in March 1995 and was Co-Portfolio manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013; Portfolio Manager for USCF ETF Trust since 2014.	Three	Management Director of United States Commodity Funds LLC, which is the sponsor of a family of commodity pools whose shares are registered under the Securities Act of 1933.

Carolyn M. Yu Year of Birth: 1958	Chief Legal Counsel, Chief Compliance Officer, and AML Officer	Since 2016	General Counsel and Chief Compliance Officer of USCF since May 2015 and February 2013, respectively and from August 2011 through April 2015 she serves as Associate Counsel of USCF; since May 2015, Ms. Yu has serves as Chief Legal Officer and Chief Compliance Officer of USCF Advisers LLC; Associate Counsel; Assistant Chief Compliance Office, USCF ETF Trust from June 2014 to February 2015; Branch Chief – Securities Enforcement Branch for the State of Hawaii, Department of Commerce and Consumer Affairs 2008 – 2011.	N/A	N/A

Daphne G Frydman Year of Birth: 1974	Assistant Secretary	Since 2016	Deputy General Counsel of USCF since May 2016; Assistant Secretary since October 2016; Partner at Sutherland Asbill & Brennan LLP from January 2011 to April 2016.	N/A	N/A

(1)	The address of each Trustee and officer is c/o USCF Mutual Fund Trust, 1999 Harrison Street, Suite 1530, Oakland, California 94612.
(2)	The Trustees and officers serve until their successors are duly elected and qualified.
(3)	Messrs. Gerber, Crumbaugh and Ngim are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with the Adviser.

42

Investment Adviser

USCF Advisers LLC

1999 Harrison Street, Suite 1530

Oakland, California 94612

Administrator and Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, Massachusetts 02110-1548

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Independent Registered Public Accounting Firm

Spicer Jeffries LLP

5251 S. Quebec Street, Suite 200

Greenwood Village, Colorado 80111

Trustees

Nicholas D. Gerber

Stuart P. Crumbaugh

Andrew F Ngim

Jeremy Henderson

John D. Schwartz

H. Abram Wilson

Thomas Gard

Proxy Voting Information

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of the Fund is available without charge by contacting the Fund at 1(800) 920-0259, on the Fund’s website at www.uscfinvestments.com and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted such proxies since inception to the period ended June 30, 2017 is also available without charge by calling the Fund and on the SEC’s website at www.sec.gov.

ALPS Distributors, Inc.

An investment in a Fund must be accompanied or preceded by a current prospectus which contains more information on fees, risks and expenses. Please read the prospectus carefully before investing or sending money.

ITEM 2. CODE OF ETHICS.

As of the period ended June 30, 2017 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions. During the Reporting Period, there were no changes to, amendments to, or waivers from any provision of the code of ethics. A copy of this code of ethics may also be obtained upon request, free of charge, by calling (510) 522-9600 and is also available on the Registrant’s website at www.uscfinvestments.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Mr. Thomas E. Gard possesses the attributes identified in Instruction (b) of Item 3 of Form N-CSR and has designated Mr. Gard as the Registrant’s “audit committee financial expert.” Mr. Gard qualifies as an “independent” Trustee, meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the 1940 Act) and he does not accept directly or indirectly, any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Registrant’s first fiscal year was the year ended June 30, 2017. Accordingly, the fees disclosed in items (a) through (h) below are disclosed for the fiscal year ended June 30, 2017 only.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended June 30, 2017 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year were $17,500.

(b) Audit Related Fees

The aggregate fees billed for the fiscal year ended June 30, 2017 for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0.

(c) Tax Fees

The aggregate fees billed for the fiscal year ended June 30, 2017 for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning were $2,500. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d) All Other Fees

The aggregate fees billed for the fiscal year ended June 30, 2017 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e)(1) Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0%; Tax Fees were 12.5%; and all Other Fees were 0.0%.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the last fiscal year of the Registrant were $0.

(h) The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The Registrant has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists of independent trustees of the Registrant. The audit committee members are Jeremy Henderson, John D. Schwartz, H. Abram Wilson and Thomas E. Gard.

(b)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of the Registrant’s principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications of the Registrant’s principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USCF Mutual Funds Trust

By:	/s/ John P. Love
John P. Love
Title:	President and Chief Executive Officer (Principal Executive Officer)

Date:	September 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Love
John P. Love
Title:	President and Chief Executive Officer (Principal Executive Officer)

Date:	September 1, 2017

By:	/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Title:	Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	September 1, 2017